UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 1999

                     CLEMENTS GOLDEN PHOENIX ENTERPRISES, INC.
        -----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


               Florida                      0-27137               65-0509296
---------------------------------     --------------------    ----------------
(State or other jurisdiction              (Commission          (IRS Employer
   of incorporation)                      file number)       Identification No.)


3135 S.W. Mapp Road
P.O. Box 268, Palm City, FL                                          34991
--------------------------------                              ----------------
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:  (561) 287-5958

                  f/k/a CLEMENTS CITRUS SALES OF FLORIDA, INC.
                           f/k/a LUCID CONCEPTS, INC.
           -----------------------------------------------------------
          (Former name or former address, if changes since last report)
                       277 Royal Poinciana Way, Suite 192
                              Palm Beach, FL 33480


Copy of Communications to:
                              Donald F. Mintmire
                              Mintmire & Associates
                              265 Sunrise Avenue, Suite 204
                              Palm Beach, FL 33480
                              (561) 832-5696, Fax: (561) 659-5371



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ITEM 5.           OTHER EVENTS.

         On December 31, 1999, Lucid Concepts, Inc. (the "Company"), a Florida corporation, and Clements Citrus Sales of Florida, Inc., a Florida corporation, and the individual holders of all of the outstanding capital stock of Clements Citrus Sales of Florida, Inc. (the "Holders") consummated a reverse acquisition (the "Reorganization") pursuant to a certain Share Exchange Agreement ("Agreement") of such date. Pursuant to the Agreement, the Holders tendered to the Company all issued and outstanding shares of common stock of Clements Citrus Sales of Florida, Inc. in exchange for 3,750,000 Shares of common stock of the Company. The reorganization is being accounted for as a reverse acquisition.

         Simultaneously with the closing of the Reorganization, the then officer and director of the Company tendered his resignation in accordance with the terms of the Agreement. John Samartine, Bonnie Ludlum, Joseph Rizzuti and Henry
T. Clements were elected to serve on the Board of Directors of the Company (the "Board"). The Board subsequently appointed Henry T. Clements as Chairman of the Board, President and Chief Executive Officer of the Company; Joseph Rizzuti as Vice President, Chief Operating Officer and Treasurer of the Company; and, Bonnie Ludlum as the Secretary of the Company.

         The Company also announced approval of the amendment of its Articles of Incorporation in order to change the name of the Company from Lucid Concepts, Inc. to Clements Golden Phoenix Enterprises, Inc. Prior to the reorganization the Company effected a forward split of its common stock at the rate of 3 to 1, for holders of record on December 30, 1999, with distribution effective January 18, 1999. Total issued and outstanding stock following the forward split and after effecting the Share Exchange Agreement is 5,000,000.

         Copies of the Agreement are filed herewith as Exhibit 2.1, and are incorporated herein by reference. The foregoing descriptions are qualified in their entirety by reference to the full text of such agreements.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial statements of business acquired.

         (4) Financial statements of Clements Citrus Sales of Florida, Inc., a Florida corporation, will be filed by amendment to this Form 8-K not later than sixty (60) days from the filing of this report.

(d)      Pro forma financial information.

         (2) Pro forma financial information regarding the Reorganization will be filed by amendment to this Form 8-K not later than sixty (60) days from the filing of this report.

(c)           Exhibits

Exhibit 2.1 Share Exchange Agreement between Lucid Concepts, Inc. and Clements Citrus Sales of Florida, Inc. dated December 29, 1999.




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         Pursuant to the  requirements  of the  Securities  and  Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                              CLEMENTS GOLDEN PHOENIX ENTERPRISES, INC.
                              (Registrant)


Date:    January 6, 2000      By:  /s/ Joseph Riaauti
                              ----------------------------
                                    Joseph Rizzuti
                               Sole Officer and Director